EXHIBIT 31.1
                                  CERTIFICATION

I, Brian Woolf, certify that:

       1. I have reviewed this quarterly report on Form 10-Q of Cache, Inc. (Cache);

       2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

       3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Cache as of, and for, the periods presented in this quarterly report;

       4. Cache's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal controls over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

                  a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Cache, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period which this quarterly report is being prepared;

                  b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

                  c) evaluated the effectiveness of Cache's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this quarterly report based on such evaluation;

                  d) disclosed in this report any changes in Cache's internal control over financial reporting that occurred during Cache's second quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

       5. Cache's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Cache's auditors and the audit committee of Cache's Board of Directors;

                  a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect Cache's ability to record, process, summarize and report financial information; and

                  b) any fraud, whether or not material, that involves management or other employees who have a significant role in Cache's internal controls over financial reporting.


                        August 9, 2007          By: /s/ Brian Woolf
                                                    ------------------
                                                    Brian Woolf
                                                    Chairman and Chief
                                                    Executive Officer
                                                    (Principal Executive
                                                    Officer)